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                                                                       Exhibit I

                             Joint Filing Agreement

        The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

        This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  February 14, 1997

                                        Signature: /s/ Robert W. Hall
                                                  ------------------------------
                                        Name/Title: Robert W. Hall

                                        Signature: /s/ Robin W. Hall
                                                  ------------------------------
                                        Name/Title: Robin W. Hall

                                        TWENTY-TWO TEN, LTD.

                                        By: Twenty-Two Ten Management Co., Inc.,
                                              its general partner

                                        Signature: /s/ Robert W. Hall
                                                  ------------------------------
                                        Name/Title: Robert W. Hall/President

                                        TWENTY-TWO TEN
                                            MANAGEMENT CO., INC.

                                        Signature: /s/ Robert W. Hall
                                                  ------------------------------
                                        Name/Title: Robert W. Hall/President